ATTACHMENTS FOR N-SAR SUB-ITEM 77C
FOR JPMORGAN TRUST II
FOR THE PERIOD COMMENCING 7-1-05 AND ENDING 6-30-05


A Special Meeting of Shareholders of One Group Mutual Funds
(the predecessor to the JPMorgan Trust II)

(One Group or the Trust)
was held on January 20, 2005, (except that with respect
 to certain
issues pertaining to the Investor Funds, Technology Fund, Government
Money Market Fund, U.S. Treasury Securities Money
 Market Fund, U.S.
Government Securities Money Market Fund and
Ohio Municipal Money
 Market Fund, their meeting was held on January 20, 2005 and adjourned and reconvened on February 3, 2005) at 522 Fifth Avenue,
New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To approve amendments to One Group's Declaration of Trust to (i)
 remove the limitation on the maximum number of Trustees on the Board of Trustees, and (ii) permit further amendments to One Group's
Declaration of Trust without the vote or consent of shareholders provided that such amendments do not adversely affect the economic value or legal rights of a shareholder. A majority of the shareholders
of One Group approved the amendments by the following votes:



For


Against


Abstain

Broker Non-Votes
Declaration of Trust

24,805,053,948

887,689,275

916,523,093

708,523,637

To elect thirteen (13) Trustees for One Group.
 A majority of the shareholders of the Trust approved
 the election of each Trustee by the following votes:



For

Against
William J. Armstrong

	26,841,442,090


476,347,862
Roland E. Eppley, Jr

	26,823,235,586

	494,554,366

John
F. Finn

	26,835,823,235

	481,966,717
Dr. Matthew Goldstein


26,844,013,885

	473,776,066
Robert J. Higgins


26,849,172,856

	468,617,096

Peter C. Marshall

	26,840,836,323

	476,953,629

Marilyn McCoy

	26,847,164,507

	470,625,445
William
 G. Morton, Jr



26,835,592,802

	482,197,150
Robert A. Oden, Jr


	26,842,235,400

	475,554,552


Fergus Reid, III

	26,829,843,240

	487,946,712

Frederick W. Ruebeck



26,838,308,997

	479,480,955
James J. Schonbachler



	26,842,107,425

	475,682,527


Leonard M. Spalding, Jr

	26,829,799,417

	487,990,535

To approve an Agreement and Plan of Reorganization
 and Redomiciliation
("Redomiciliation Agreement), pursuant to which
One Group and each
 of its series (each a Fund and, collectively, the Funds) would be reorganized and redomiciled as separate series of PMorgan Trust II, a newly-created Delaware statutory trust. A majority of the shareholders of the Trust approved the Agreement and Plan of Reorganization by the following votes:



For


Against


Abstain

Broker Non-Votes
Reorganization & Redomiciliation

25,126,061,483

408,639,962

1,074,564,870

708,523,637

To approve a new Investment Advisory Agreement for the One Group International Equity Index Fund, pursuant to which J.P. Morgan Investment Management Inc. would replace Banc
One Investment Advisors as investment adviser to that Fund.
 A majority of the shareholders of the Fund approved the proposal to approve a new Investment Advisory Agreement by the following votes:



For


Against


Abstain

Broker Non-Votes
One Group International Equity Index Fund

35,742,112

299,112

48,244

0

To approve or disapprove the Agreement and Plan of Reorganization for the Funds listed below. A majority of the following Funds approved the Agreement and Plan of Reorganization by the following votes:



For


Against


Abstain

Broker Non-Votes
One Group Diversified
Equity Fund

94,777,853

2,105,257

219,868

1,820,618
One Group Balanced Fund

11,338,501

1,333,805

783,982

665,953
One Group Health Sciences Fund

772,777

63,759

76,878

205,641
One Group Diversified International Fund

52,202,117

146,836

40,800

363,666
One Group U.S. Government
Securities Money Market Fund
331,437,522

0

29,866,298

0
One Group
 Intermediate Tax-Free Bond Fund

44,139,491

106,763

119,649

1,313,882
One
Group Institutional Prime Money Market Fund
11,
439,737,636

56,979,666

550,901,478

11,518,244

One Group Treasury Only Money Market Fund
1,
661,897,698

194,752,638

1,325,719

72,277,419

To approve the amendment or elimination of certain fundamental investment restrictions of the Funds in order to modernize the Funds investment restrictions and to increase their investment flexibility.
A majority of the shareholders of the following
Funds approved the
proposals by the following votes:



For


Against


Abstain

Broker Non-Votes
Borrowing Money







One Group Small Cap Growth Fund

43,819,958

2,227,598

129,954

1,887,754
One Group Small Cap Value
Fund
26,378,605

921,121

165,027

3,047,294
One Group Mid Cap Growth Fund

63,071,788

3,250,409

417,800

6,159,159
One Group Mid Cap Value Fund

71,666,354

2,495,245

295,697

2,735,303
One Group Diversified Mid Cap
 Fund
32,541,562

1,193,066

100,542

806,049
One Group Large Cap Growth
Fund
81,613,455

3,432,483

538,313

2,227,143
One Group Large Cap Value
Fund
64,560,709

436,729

90,366

763,574
One Group Equity Income Fund

14,295,335

492,970

112,416

641,158
One Group Diversified Equity Fund

94,225,277

2,566,516

311,185

1,820,618
One Group Balanced Fund

11,074,683

1,523,307

858,298

665,953
One Group Equity Index Fund

68,765,148

3,186,265

717,062

5,538,390
One Group Market Expansion Index
Fund
25,835,603

418,778

145,198

1,100,759
One Group Technology Fund

2,994,514

219,627

166,062

448,511
One Group Health Sciences Fund

760,949

78,566

73,898

205,641
One Group Market Neutral Fund

49,930,927

740,946

535,500

9,904,791
One Group International
Equity Index Fund
34,647,594

308,628

53,874

1,079,372
One Group Diversified International Fund

52,171,573

176,595

41,585

363,666
One Group Prime Money Market Fund

3,917,014,715

142,980,482

46,851,065

7,574,144
One Group U.S. Treasury
Securities Money Market Fund
1,736,481,348

97,992,020

402,924,482

1,835,966

One Group U.S. Government Securities Money Market
 Fund
329,209,181

1,722,928

30,371,711

0

One Group Municipal Money Market Fund
774,563,301

10,714,166

3,763,446

128,712

One
 Group Michigan Municipal Money Market Fund
95,441,022

2,609,652

538,842

0
One
Group
 Ohio Municipal Money Market Fund
58,318,199

1,832,046

1,592,223

0
One Group
 Short-Term
 Municipal Bond Fund
33,463,136

578,422

200,721

6,010,638
One Group
Intermediate Tax-Free
Bond Fund
43,989,638

252,046

124,220

1,313,882
One Group Tax-Free Bond Fund

32,469,015

156,984

49,141

469,831


One Group Municipal Income Fund
76,958,276

473,971

320,426

2,917,355
One
 Group Arizona Municipal
 Bond Fund

12,536,592

110,967

32,610

296,949
One Group Kentucky Municipal Bond Fund

9,456,606

7,612

20,254

316,034

One
 Group Louisiana Municipal Bond Fund
7,101,381

147,659

177,919

424,050
One
 Group Michigan Municipal
 Bond
Fund
17,168,612

547,205

79,762

350,310
One Group Ohio Municipal Bond
Fund
11,378,738

124,183

274,095

1,121,347

One Group West Virginia Municipal Bond Fund
8,396,882

7,635

20,894

124,698

One Group Ultra Short-Term
Bond
 Fund
109,922,044

3,939,003

4,206,233

34,933,054
One Group Short-Term Bond Fund

80,792,404

945,764

517,904

10,256,077

One Group Intermediate Bond Fund
113,249,523

1,933,292

507,399

9,333,867
One
 Group Bond Fund

286,239,770

4,916,307

1,301,329

75,006,168
One Group Income Bond Fund

116,495,446

1,238,483

218,011

1,383,707

One Group Mortgage-Backed Securities Fund
104,289,037

990,344

13,051

7,236,303

One Group Government Bond Fund

49,475,596

709,213

298,783

2,320,494
One Group Treasury & Agency Fund

7,919,763

285,134

380,323

730,447

One Group High Yield Bond Fund
85,656,956

454,802

307,361

6,438,146
One Group
Investor Balanced
 Fund
60,362,653

4,188,782

5,097,538

3,503,916
One Group Investor Conservative
Growth Fund

32,478,863

2,039,072

2,989,463

2,246,440
One Group Growth & Income Fund
60,229,560

7,404,928

4,585,781

4,671,627

One Group Investor Growth Fund
31,614,265

2,909,148

3,247,288

3,393,241
One Group Institutional
Prime Money Market Fund
11,097,736,981

256,730,733

693,151,065

117,518,244
One Group
Treasury
 Only Money Market Fund
1,612,035,519

52,274,730

193,665,806

72,279,419

One Group Government
Money Market Fund
3,204,539,283

325,273,618

225,002,654

291,251,417

Investments in Commodities
and Commodity Contracts







One Group Small Cap Growth Fund

43,790,078

2,255,845

131,587

1,887,754

One Group Small Cap Value Fund
26,363,964

935,003

165,785

3,047,294
One
Group Mid Cap Growth
Fund
63,142,879

3,143,441

453,677

6,159,159
One Group Mid Cap Value
Fund
71,644,902

2,501,285

311,108

2,735,303

One Group Diversified Mid Cap Fund
32,527,847

1,207,903

99,420

806,049

One Group Large Cap Growth Fund

81,825,095

3,212,503

546,654

2,227,143
One Group Large Cap Value Fund

64,560,288

432,154

95,362

763,574

One Group Equity Income Fund
14,298,851

483,182

118,688

641,158
One
 Group Diversified Equity Fund

94,252,021

2,541,616

309,341

1,820,618
One Group Balanced Fund

11,252,116

1,404,988

799,184

665,953

One Group Equity Index Fund
68,601,375

3,349,359

717,743

5,538,390

One Group Market Expansion
Index Fund
25,831,889

420,654

147,036

1,100,759
One Group Technology Fund

3,021,930

185,888

172,385

448,511

One Group Health Sciences Fund
771,595

67,198

74,621

205,641
One Group Market Neutral
Fund
49,895,067

730,738

581,567

9,904,791

One Group International Equity Index Fund
34,644,613

311,939

53,544

1,079,372
One Group
 Diversified International Fund
52,172,636

175,840

41,278

363,666
One Group Prime Money
 Market Fund
3,910,762,934

148,137,492

47,945,836

7,574,144
One Group
U.S. Treasury Securities
 Money Market Fund
1,702,579,515

131,384,157

403,434,178

1,835,966
One Group U.S.
 Government
 Securities Money Market Fund
329,040,428

1,891,681

30,371,711

0
One
Group Municipal Money
Market Fund
774,594,054

10,341,285

4,105,573

128,712
One Group
Michigan Municipal Money Market
Fund
94,289,685

3,472,655

827,165

0
One Group Ohio Municipal Money Market Fund

58,431,520

1,726,405

1,584,543

0
One Group Short-Term Municipal Bond Fund
33,464,763

399,271

378,245

6,010,638
One Group Intermediate Tax-Free Bond
Fund
43,925,318

325,495

115,091

1,313,882
One Group Tax-Free Bond Fund

32,459,702

153,595

61,842

469,831
One Group Municipal Income Fund

76,988,871

462,339

301,462

2,917,355
One Group Arizona Municipal Bond
Fund
12,534,179

113,380

32,610

296,949
One Group Kentucky Municipal Bond
Fund
9,456,819

9,325

18,328

316,034
One Group Louisiana Municipal Bond
Fund
7,110,424

119,006

197,528

424,050
One Group Michigan Municipal
Bond
 Fund
17,121,818

585,479

88,282

350,310
One Group Ohio Municipal Bond
Fund
11,430,112

110,673

236,231

1,121,347
One Group West Virginia Municipal
 Bond Fund
8,400,983

7,635

16,793

124,698
One Group Ultra Short-Term Bond Fund

109,701,862

4,154,081

4,211,337

34,933,054
One Group Short-Term Bond Fund

80,811,873

944,355

499,844

10,256,077
One Group Intermediate Bond Fund

113,201,802

2,005,240

483,112

9,333,867
One Group Bond Fund

286,255,934

4,891,945

1,309,527

75,006,168
One Group Income Bond Fund

116,485,273

1,251,062

215,605

1,383,707
One Group Mortgage-Backed Securities
Fund
104,293,920

985,461

13,051

7,236,303
One Group Government Bond
 Fund
49,330,329

867,124

286,139

2,320,494
One Group Treasury & Agency Fund

7,746,128

330,439

508,653

730,447
One Group High Yield Bond Fund

85,613,298

473,871

331,949

6,438,146
One Group Investor Balanced
Fund
60,905,664

3,705,611

5,037,699

3,503,916
One Group Investor
Conservative Growth Fund
32,526,734

2,089,750

2,890,914

2,246,440

One Group Investor Growth & Income Fund

60,981,199

6,726,736

4,512,333

4,671,627


One Group Growth
Fund
31,965,627

2,566,503

3,238,572

3,393,241
One Group Institutional
Prime Money Market Fund
11,017,075,676

339,501,970

691,041,134

117,518,244

One
Group Treasury Only Money Market Fund
1,
606,038,939

51,906,595

200,030,521

72,277,419


One
Group Government Money Market Fund


3,194,377,593

100,125,014

460,412,949

291,251,417









Investments for Purposes of Control







One Group Small Cap Growth
Fund
43,772,204

2,270,513

134,793

1,887,754
One Group
 Small Cap Value Fund

26,283,044

1,010,233

171,475

3,047,294
One Group Mid Cap Growth Fund

63,115,878

3,163,836

460,282

6,159,159
One Group Mid Cap Value Fund

71,702,502

2,444,967

309,826

2,735,303
One Group Diversified Mid Cap
Fund
32,499,099

1,228,484

107,587

806,049
One Group Large Cap Growth
Fund
82,130,320

2,930,929

523,003

2,227,143
One Group Large Cap Value
Fund
64,549,293

445,154

93,357

763,574
One Group Equity Income Fund

14,277,545

508,740

114,436

641,158
One Group Diversified Equity Fund

94,257,886

2,519,941

325,151

1,820,618
One Group Balanced Fund

11,236,560

1,376,966

842,762

665,953
One Group Equity Index Fund

69,331,518

2,607,553

729,404

5,538,390
One Group Market Expansion
 Index Fund
25,844,617

411,164

143,798

1,100,759
One Group Technology
Fund
2,897,491

303,865

178,847

448,511
One Group Health Sciences
 Fund
749,907

85,884

77,623

205,641
One Group Market Neutral
 Fund
49,973,714

696,918

536,740

9,904,791
One Group International
Equity Index Fund
34,634,292

323,973

51,831

1,079,372
One Group
Diversified International Fund
52,168,693

177,208

43,852

363,666

One Group Prime Money Market Fund

3,932,160,438

125,695,420

48,990,404

7,574,144


One Group
U.S. Treasury Securities Money Market Fund


1,741,107,640

93,083,635

403,206,575

1,835,966

One Group U.S. Government Securities Money Market Fund


313,279,973

17,652,136

30,371,711

0
One Group


Municipal Money Market Fund
778,292,818

6,870,329

3,877,765

128,712

One Group Michigan Municipal Money Market Fund
95,358,528

2,554,328

676,659

0

One Group Ohio Municipal Money Market Fund
59,486,082

1,858,718

397,669

0
One
 Group Short-Term Municipal Bond Fund
33,658,007

382,254

202,018

6,010,638
One
Group Intermediate Tax-Free Bond Fund
43,963,034

261,683

141,187

1,313,882
One
Group Tax-Free Bond Fund
32,478,568

153,319

43,252

469,831
One Group Municipal
Income Fund
77,105,900

328,301

318,472

2,917,355
One Group Arizona Municipal Bond
 Fund
12,539,207

108,352

32,610

296,949
One Group Kentucky Municipal Bond
Fund
9,457,926

9,325

17,221

316,034
One Group Louisiana Municipal Bond Fund
7,108,516

123,670

194,772

424,050

One Group Michigan Municipal Bond Fund
17,400,225

303,889

91,465

350,310
One Group Ohio
Municipal Bond Fund
11,434,270

90,888

251,858

1,121,347
One Group West Virginia Municipal
Bond Fund
8,403,627

4,991

16,793

124,698
One Group Ultra Short-Term Bond Fund
102,
889,794

10,932,246

4,245,240

34,933,054
One Group Short-Term Bond

Fund
80,898,000

872,204

485,867

10,256,077


One Group Intermediate Bond Fund
113,326,517

1,894,323

469,315

9,333,867
One Group
Bond Fund
286,363,321

4,796,322

1,297,763

75,006,168
One Group Income Bond
Fund
116,603,025

1,126,677

222,237

1,383,707
One Group Mortgage-Backed Securities
Fund
104,293,351

986,030

13,051

7,236,303
One Group Government Bond

Fund
49,541,809

644,068

297,715

2,320,494
One Group Treasury & Agency

 Fund
7,970,877

204,567

409,777

730,447
One Group High Yield Bond
 Fund
85,622,413

486,810

309,895

6,438,146
One Group Investor
 Balanced Fund
60,559,614

3,831,343

5,258,017

3,503,916
One Group Investor

Conservative Growth Fund
33,009,942

1,656,341

2,841,115

2,246,440
One

Group Investor
Growth & Income Fund
61,479,011

6,000,893

4,740,364

4,671,627
One Group
Investor Growth Fund
31,898,439

2,467,883

3,404,380

3,393,241
One Group

Institutional Prime Money Market Fund
11,040,236,823

317,932,106

689,449,851

117,518,244


One Group Treasury Only Money Market Fund
1,644,061,989

138,835,545

200,030,521

72,277,419


One Group Government Money Market Fund
3,201,241,557

98,873,755

454,800,244

291,251,417


Investment Goals







One Group Investor Balanced Fund
62,911,896

2,120,021

4,617,056

3,503,916


One Group Investor Conservative Growth Fund
34,065,306

976,675

2,465,417

2,246,440
One

 Group Investor Growth & Income Fund
63,248,207

4,816,256

4,155,805

4,671,627
One Group

Investor Growth Fund
32,981,838

1,638,300

3,150,564

3,393,241
Concentrations







One Group

 Investor Balanced Fund
62,184,627

2,483,494

4,980,852

3,503,916
One Group Investor

 Conservative Growth Fund
33,464,388

1,189,705

2,853,305

2,246,440
One Group Investor

Growth & Income Fund
62,630,751

5,132,742

4,456,776

4,671,627
One Group Investor

Growth Fund
32,588,784

1,877,609

3,304,309

3,393,241

To approve continuation of the Amended and Restated Sub-Investment

 Advisory Agreements with Banc One High Yield Partners LLC (BOHYP) for High

 Yield Bond Fund and Income Bond Fund in the event that there is a change in control of BOHYP prior to August 1, 2005.  A majority of the shareholders of those Funds approved the proposals by the following votes:



For


Against


Abstain
One Group Income Bond Fund
118,155,070

985,727

194,850
One Group
High Yield Bond Fund
92,451,440

119,069

286,755






Funds/Legal l/DSFNDLGL/NSAR Responses/2005 NSAR Filings/
 NSAR Sub-Item 77C for JPMTII
	9